                         SCHEDULE 14A INFORMATION
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   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
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   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                      Falcon Products, Inc.
       ----------------------------------------------------
        (Name of Registrant as Specified In Its Charter)



       ----------------------------------------------------
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



                                     [LOGO]

                             FALCON PRODUCTS, INC.

                         9387 DIELMAN INDUSTRIAL DRIVE

                           ST. LOUIS, MISSOURI 63132

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                             St. Louis, Missouri
                                                                February 1, 1996

    The annual meeting of the stockholders of Falcon Products, Inc., will be held on Thursday, March 14, 1996, at 4:00 p.m. at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the purposes of:

    1. Electing a board of nine directors, consisting of three directors for a term expiring in 1997, three directors for a term expiring in 1998 and three directors for a term expiring in 1999;

    2. Considering and voting upon a proposal to amend the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three separate classes;

    3. Considering and voting upon a proposal to amend the Company's Non-Employee Director Stock Option Plan to permit the exercise in full of options granted thereunder for a certain period of time following the retirement, death or disability of a director; and

    4. Transacting such other business as may properly come before the meeting.

    Stockholders of record at the close of business on January 15, 1996, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Falcon Products, Inc. at 9387 Dielman Industrial Drive, St. Louis, Missouri 63132, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof at the office of the Company set forth above.

    A copy of the Annual Report for fiscal 1995 accompanies this notice.

                                        By Order of the Board of Directors
                                                MICHAEL J. DRELLER
                                                     Secretary

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                             FALCON PRODUCTS, INC.

                         9387 DIELMAN INDUSTRIAL DRIVE

                           ST. LOUIS, MISSOURI 63132

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of Falcon Products, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, March 14, 1996, at 4:00 p.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about February 1, 1996.

                             REVOCABILITY OF PROXY

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

                                  RECORD DATE

    Stockholders of record at the close of business on January 15, 1996, will be entitled to vote at the meeting.

                         ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Franklin A. Jacobs and Michael J. Dreller, or the one of them who acts, will vote:

        (1) FOR the election of the nine persons named herein as nominees for directors of the Company, consisting of three Class A directors for a term expiring at the 1997 annual meeting of stockholders, three Class B directors for a term expiring at the 1998 annual meeting, and three Class C directors for a term expiring at the 1999 annual meeting (or, in each case, until their respective successors are duly elected and qualified);

        (2) FOR approval of an amendment to the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three separate classes;

        (3) FOR approval of an amendment to the Company's Non-Employee Director Stock Option Plan, which amendment would render all stock options previously or subsequently granted under the plan exercisable in full for a certain period of time following the retirement, death or disability of a director; and

        (4) according to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

    Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                  VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                          AND CUMULATIVE VOTING RIGHTS

    On January 15, 1996, there were 9,543,690 shares of common stock, par value $.02 per share ("Common Stock"), outstanding, which constitute all of the outstanding capital stock of the Company. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in the election of directors; that is, each stockholder may vote the number of his, her or its shares multiplied by the number of directors to be elected and may cast all such votes for a single nominee or may distribute them among any number of nominees. There is no condition precedent to the exercise of these cumulative voting rights.


    A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under applicable state law and provisions of the Company's Certificate of Incorporation (the "Certificate") and Amended and Restated By-laws, the vote required for (i) the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors, (ii) the approval of the amendment to the Certificate is the affirmative vote of a majority of all of the Company's issued and outstanding shares of Common Stock, and (iii) the approval of the amendment to the Company's Non-Employee Director Stock Option Plan and any other matter properly brought before the meeting is the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the proposal to approve such amendment or on any such other matter, as the case may be. Based on the above, abstentions from voting and broker non-votes on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on the proposals to approve the amendment to the Certificate, the amendment to the Non-Employee Director Stock Option Plan or on any other matter properly brought before the meeting effectively will operate as a vote against such proposals or such other matters. With regard to Proposal 2, broker non-votes effectively will operate as a vote against such proposal.
With regard to Proposal 3 or such other matters, broker non-votes will have no effect. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    As of January 15, 1996, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners, respectively, of more than 5% of the Common Stock, each having sole voting and investment power over such Common Stock, except as indicated in the footnotes hereto:

                                                               AMOUNT AND NATURE                  PERCENT
                       NAME AND ADDRESS                   OF BENEFICIAL OWNERSHIP<F1>            OF CLASS
                       ----------------                   ---------------------------            --------

           Franklin A. Jacobs,                                   2,052,094<F2>                     21.3%
           Chairman of the Board and
           Chief Executive Officer of the Company
           9387 Dielman Industrial Drive
           St. Louis, Missouri 63132

           David L. Babson & Company, Inc.                         845,680<F3>                      8.9%
           One Memorial Drive
           Cambridge, MA 02142-1300

           Robert Fleming, Inc.                                    787,260<F4>                      8.2%
           1285 Avenue of the Americas, 16th Floor
           New York, NY 10019

           Putnam Investment Management                            499,965<F5>                      5.2%
           One Post Office Sq.
           Boston, MA 02109

--------

<F1> Reflects the number of shares outstanding on January 15, 1996, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

<F2> Includes 85,389 shares held by Joyce Jacobs, the wife of Mr. Jacobs, and
     36,953 shares held in revocable trusts for the benefit of Mr. Jacobs' children as to which Mr. Jacobs serves as sole trustee. Also includes currently exercisable options to acquire 93,500 shares of Common Stock. Does not include 162,494 shares held in trust for the benefit of Mr. Jacobs' children as to which Donald P. Gallop serves as sole trustee. See Note (3) to the table under "Security Ownership of Management."


                                       3


<F3> Includes 247,885 shares as to which such beneficial owner has shared voting power. Information provided by David L. Babson & Company, Inc.

<F4> Information provided by Robert Fleming, Inc.

<F5> Information provided by Putnam Investment Management.

--------



                        SECURITY OWNERSHIP OF MANAGEMENT

    On January 15, 1996, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and investment power over the shares listed opposite his name except as indicated in the footnotes hereto):

                                                                      AMOUNT AND NATURE                  PERCENT
                     NAME                                        OF BENEFICIAL OWNERSHIP<F1>            OF CLASS
                     ----                                        ---------------------------            --------

           Raynor E. Baldwin.................................            283,867<F2>                      3.0%

           Donald P. Gallop..................................            245,231<F3>                      2.6%

           Frank E. Hancock..................................              2,346<F4>                     <F*>

           James L. Hoagland.................................             28,185<F5>                     <F*>

           Franklin A. Jacobs................................          2,052,094<F6>                     21.3%

           S. Lee Kling......................................            173,494<F7>                      1.8%

           Lee M. Liberman...................................             38,376<F8>                     <F*>

           Alan Peters.......................................             49,683                         <F*>

           James Schneider...................................            333,959<F9>                      3.5%

           Stephen L. Clanton................................             57,973<F10>                    <F*>

           Richard Hnatek....................................             67,380<F11>                    <F*>

           Darryl Rosser.....................................             65,583<F12>                    <F*>

           Paul Weintraub....................................             15,096                         <F*>

           All Directors, Nominees and Executive
           Officers as a Group (13 individuals)..............          3,413,267<F13>                    34.5%<F14>

--------

 <F*> Represents less than 1% of the class.

 <F1> See Note (1) to the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."

 <F2> Includes 69,294 shares held in a pension trust as to which Mr. Baldwin serves as sole trustee and principal beneficiary and 24,048 shares owned by his wife. Also includes currently exercisable options to acquire 8,580 shares of Common Stock.

 <F3> Includes 162,494 shares which are held in a trust for the benefit of Mr.
      Jacobs' children as to which Mr. Gallop serves as sole trustee, 42,752 shares which are owned of record by Gallop, Johnson & Neuman, L.C., a law firm of which Mr. Gallop is Chairman, and 1,324 shares which Mr. Gallop owns of record as custodian for the benefit of his children. Mr. Gallop disclaims beneficial ownership of all such shares. Also includes currently exercisable options to acquire 34,043 shares of Common Stock.

 <F4> Includes currently exercisable options to acquire 990 shares of Common
      Stock.

 <F5> Includes currently exercisable options to acquire 26,618 shares of Common
      Stock.

 <F6> See Note (2) to the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."

                                       4


 <F7> Includes 130,716 shares owned by a revocable trust of which Mr. Kling and his wife are the trustees. Mr. Kling shares voting and dispositive power over such shares. Also includes currently exercisable options to acquire 34,043 shares of Common Stock.

 <F8> Includes currently exercisable options to acquire 30,743 shares of Common
      Stock.

 <F9> Includes 276,963 shares owned by a partnership of which Mr. Schneider and his children are general partners and as to which Mr. Schneider shares voting and dispositive power, 28,734 shares held in a pension trust as to which Mr. Schneider serves as sole trustee and 331 shares which Mr. Schneider holds as custodian for his children. Also includes currently exercisable options to acquire 6,270 shares of Common Stock.

<F10> Includes currently exercisable options to acquire 53,127 shares of Common
      Stock.

<F11> Includes currently exercisable options to acquire 25,080 shares of Common
      Stock.

<F12> Includes currently exercisable options to acquire 33,273 shares of Common
      Stock.

<F13> Includes 111,480 shares subject to stock options held by non-director officers of the Company and 234,787 shares subject to currently exercisable options held by directors of the Company.

<F14> For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors of the Company individually and by all directors, nominees and officers as a group, exercise of all currently exercisable options listed in the footnotes hereto is assumed. For such purpose, 9,889,957 shares of Common Stock are deemed to be outstanding.

--------

                       PROPOSAL 1--ELECTION OF DIRECTORS

                        INFORMATION ABOUT THE NOMINEES

    The Company's Amended and Restated By-laws (the "By-laws") currently provide for the annual election of all directors. The Board of Directors has approved an amendment to the Company's Certificate under which, subject to stockholder approval, the Board would be divided into three classes with each class of directors to serve a three-year staggered term, except for the initial year of the classified Board at which time all of the directors are to be elected to the class and for the term indicated herein. The amendment to the Certificate is discussed under Proposal 2 beginning on page 13. If the amendment to the Certificate is not approved by the stockholders, all of the persons elected to serve as directors of the Company will serve one-year terms expiring at the 1997 annual meeting of stockholders.

    The Board of Directors has nominated nine persons, all of whom, except for Mr. Rosser, are currently serving as directors. The following table shows each nominee's age, his principal occupation for at least the last five years, his present position with the Company, the year in which he first was elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), his directorships with other companies whose securities are registered with the Securities and Exchange Commission, and his proposed class and term as director.

                                          CLASS A--TERM TO EXPIRE IN 1997

                                                                                                           SERVICE AS
           NAME                 AGE                         PRINCIPAL OCCUPATION                         DIRECTOR SINCE
           ----                 ---                         --------------------                         --------------

James L. Hoagland               73      Retired. Prior to September 1, 1989, President and Chief              1990
                                        Executive Officer of Graybar Electric Company, Inc., a
                                        distributor of electrical and telecommunications equipment, for more than five years; Director of Laclede Gas Company.

Lee M. Liberman                 74      Chairman emeritus and consultant to Laclede Gas Company, a            1985
                                        retail natural gas distribution public utility, since January
                                        1994; prior thereto, Chairman of the Board and, until August
                                        1991, Chief Executive Officer of Laclede Gas Company, for
                                        more than five years; Director of Angelica Corporation,
                                        CPI Corporation, Interco Incorporated and DT Industries, Inc.

Alan Peters                     84      President of A.P., Inc., a firm providing consulting services         1969
                                        to the Company for more than the last five years.

                                       5

                                          CLASS B--TERM TO EXPIRE IN 1998

                                                                                                           SERVICE AS
           NAME                 AGE                         PRINCIPAL OCCUPATION                         DIRECTOR SINCE
           ----                 ---                         --------------------                         --------------

Raynor E. Baldwin               56      President since February 1991 and Vice President--Sales from          1977
<F1>                                    1981 to February 1991, of Woodsmiths, Incorporated, a
                                        manufacturer of table tops.

James Schneider                 64      Broker--International Monetary Market, Chicago Mercantile             1989
<F2>                                    Exchange, for more than the last five years.

Darryl Rosser                   44      President and Chief Operating Officer of the Company since             --
                                        December 1995; prior thereto, Executive Vice Presi-
                                        dent--Operations since May 1995; prior thereto, Senior Vice
                                        President--Operations since 1993; and prior thereto, Vice
                                        President--Operations since January 1988.

                                          CLASS C--TERM TO EXPIRE IN 1999

                                                                                                           SERVICE AS
           NAME                 AGE                         PRINCIPAL OCCUPATION                         DIRECTOR SINCE
           ----                 ---                         --------------------                         --------------

Donald P. Gallop                63      Attorney-at-law; Chairman of the law firm of Gallop, Johnson          1963
<F3><F4>                                & Neuman, L.C., for more than the last five years; Director of Magna Group, Inc., and Data Research Associates, Inc.

Franklin A. Jacobs              63      Chairman of the Board and Chief Executive Officer of the Com-         1957
<F2><F4>                                pany for more than the last five years and President of the
                                        Company until December 1995; Director of Magna Group, Inc.
                                        and Top Air Manufacturing, Inc.

S. Lee Kling                    67      Chairman of the Board of Kling Rechter & Co., L.P., a                 1969
<F4>                                    merchant banking company, since March, 1991; prior thereto,
                                        Chairman of the Board of Landmark Bancshares Corporation, a
                                        bank holding company located in St. Louis, Missouri, from
                                        1974 through December 1991, when the company merged with
                                        Magna Group, Inc.; Chief Executive Officer of Landmark
                                        Bancshares Corporation from 1974 through October 1990;
                                        Director of Bernard Chaus, Inc., E-Systems, Inc., Hanover
                                        Direct, Inc., Lewis Galoob Toys, Inc., Magna Group, Inc.,
                                        National Beverage Corp. and Top Air Manufacturing, Inc.

--------
<F1> Mr. Baldwin has served continuously as a director, except for the period from January 1982 through January 1988.

<F2> Messrs. Jacobs and Schneider are brothers-in-law.

<F3> Mr. Gallop is a member of the law firm serving as corporate counsel to the
     Company. See "Transactions with Issuer and Others" for further information.

<F4> Members of Executive Committee.

                   INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 1995, four meetings of the Board of Directors were held. During such fiscal year, each director attended 75 percent or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

    The Board of Directors of the Company has a standing Audit Committee consisting of Messrs. Liberman (Chairman), Peters, Baldwin and Hancock (who is not standing for reelection) and a standing Compensation Committee consisting of Messrs. Hoagland (Chairman), Gallop, Kling and Schneider. The purpose of the Audit Committee is to review the results and scope of the audit and services provided by the Company's independent public accountants. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the compensation of directors and executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans. See the "COMPENSATION COMMITTEE REPORT" beginning on page 10 for a discussion of the key elements and policy of the Company's executive compensation program. On December 11, 1995, the Board of Directors delegated to the Compensation Committee the additional responsibility of serving as a nominating committee. In that capacity, the Compensation Committee is charged with the duty to evaluate and recommend to the Board qualified nominees for election or appointment as directors and qualified persons for selection as senior officers.

    During fiscal 1995, four Audit Committee meetings and one Compensation Committee meeting were held.

    In December 1995, the Board of Directors, upon the recommendation of the Compensation Committee, enacted a by-law stating that no person who has attained the age of 73 will be eligible to stand for election or appointment as a director, except that Messrs. Hoagland, Liberman and Peters, all of whom have reached the age limitation, will be permitted to stand for reelection at the 1996 annual meeting. Thereafter, they will no longer be eligible for reelection or appointment as directors.

                           COMPENSATION OF DIRECTORS

    On December 11, 1995, the Board of Directors approved increasing the annual director's fee to each director who is not a salaried employee of or a consultant to the Company from $12,000 to $15,500 and eliminating the $2,500 annual fee for members of the Audit and Compensation Committees. Director's fees of $99,666 were paid during fiscal 1995.

    The Company also maintains a Non-Employee Director Stock Option Plan, which provides for an automatic annual grant in December of each year of a nonqualified stock option to purchase 1,650 shares of Common Stock (as adjusted to reflect the 10-percent stock dividend to stockholders of record on December 13, 1995, and distributed on January 2, 1996) at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Presently, the options become exercisable in increments of 20 percent of the shares with respect to such options commencing upon the date of grant and thereafter on each of the four successive anniversaries of the date of grant. Under Proposal 3, which is discussed beginning on page 14, the options previously and subsequently granted would become exercisable in full for a certain period of time following the retirement, death or disability of a director. Seven non-employee directors of the Company were each granted options to purchase 1,650 shares of Common Stock under the plan in December 1994 at an exercise price of $9.77.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Alan Peters, a director of the Company, is the President of A.P., Inc., a firm which provides consulting services to the Company pursuant to an Independent Contractor Agreement. The agreement, as heretofore amended, provides for base payments to A.P., Inc. of $50,000 per year. During fiscal 1995, payments of $50,000 were made to A.P., Inc. under the agreement. This agreement was extended effective November 1, 1995, and will expire at the end of fiscal 1996.

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

                             EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 1995, 1994 and 1993 with respect to the Company's chief executive officer and each of the four other most highly compensated executive officers whose fiscal 1995 salaries and bonuses combined exceeded $100,000 in each instance.

                                                SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                              -------------------------------------   ------------------------------------
                                                                                              AWARDS              PAYOUTS
                                                                                      ------------------------------------
                                                                           OTHER                  SECURITIES
                                                                           ANNUAL     RESTRICT-   UNDERLYING
                                                                         COMPENSA-    ED STOCK     OPTIONS/         LTIP
                                    FISCAL                                  TION      AWARD(S)       SARS         PAYOUTS
   NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)    BONUS ($)     ($)<F1>      ($)<F2>     (#)<F3>          ($)
               (A)                    (B)         (C)          (D)          (E)          (F)         (G)            (H)
   ---------------------------      ------    ----------    ---------    ---------    ---------   ----------      -------

Franklin A. Jacobs                   1995        480,692            0       16,040           0           0<F4>       0
Chairman of the Board, President     1994        441,000            0       10,400           0     110,000           0
and Chief Executive Officer<F6>      1993        441,000            0       10,400           0      82,500           0

Stephen L. Clanton                   1995        146,055       22,199        2,240      28,700      22,000           0
Executive Vice President--Finance    1994        128,269       28,134          840           0      22,000           0
and Chief Financial Officer<F7>      1993        114,922       12,000            0           0      16,500           0

Richard Hnatek                       1995        133,750       20,328        5,025      31,825      22,000           0
Senior Vice President--Sales         1994        123,269       27,052        2,080           0      22,000           0
                                     1993        112,969       11,500        2,080           0      16,500           0

Darryl Rosser                        1995        162,908       24,760        5,408      28,700      22,000           0
Executive Vice President--           1994        143,269       31,380        5,408           0      22,000           0
Operations<F6>                       1993        132,292       13,500        5,254           0      16,500           0

Paul Weintraub                       1995        114,583            0        2,750           0       5,500           0
Vice President--International        1994         83,513       23,806        3,000           0      11,000           0
Sales<F8>                            1993         74,500        7,500        2,968           0       8,250           0


                                   ALL OTHER
                                   COMPENSA-
   NAME AND PRINCIPAL POSITION     TION ($)
               (A)                    (I)
   ---------------------------     ---------
Franklin A. Jacobs                 2,688<F5>
Chairman of the Board, President   2,524<F5>
and Chief Executive Officer<F6>    2,373<F5>

Stephen L. Clanton                     0
Executive Vice President--Finance      0
and Chief Financial Officer<F7>        0

Richard Hnatek                         0
Senior Vice President--Sales           0
                                       0

Darryl Rosser                          0
Senior Vice President--                0
Operations<F6>                         0

Paul Weintraub                         0
Vice President--International          0
Sales<F8>                              0

---------

<F1> Consists of Company matching contributions under the Falcon Products, Inc.
     Amended and Restated Stock Purchase Plan.

<F2> Represents the dollar value of shares of restricted stock awarded to certain named executive officers during fiscal 1995, calculated by multiplying the closing market price of the Company's Common Stock on the date of the award by the number of shares awarded. The shares of restricted stock carry from the date of award the same dividend and voting rights as unrestricted shares of Common Stock. The restrictions lapse with regard to one-third of the shares of restricted stock in fiscal 1996, one-third in fiscal 1997, and the remaining one-third in fiscal 1998.

<F3> Option grants have been adjusted to reflect a 10-percent stock dividend to stockholders of record on December 13, 1995, and distributed on January 2, 1996.

<F4> Mr. Jacobs did not accept the grant of an option to acquire 100,000 shares of the Company's Common Stock, at the then market price, which was awarded by the Compensation Committee during fiscal 1995. Accordingly, the grant has been rescinded.

<F5> Consists of the economic benefit of premiums paid for a survivorship life insurance policy on the lives of Mr. Jacobs and his spouse.

<F6> In December 1995, Mr. Rosser was appointed President and Chief Operating
     Officer of the Company. Mr. Jacobs continues to serve as Chairman of the Board and Chief Executive Officer.

<F7> In January 1996, Mr. Clanton became Executive Vice President--Strategic
     Development. Michael J. Dreller has been appointed Vice President, Chief Financial Officer, Treasurer and Secretary.

<F8> Mr. Weintraub's employment with the Company ceased in September 1995.

                               PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable under the Company's defined benefit pension plan upon normal retirement of covered individuals. The estimates assume that benefits commence at age 65 under a straight-life annuity form.

                                                                                    YEARS OF SERVICE
                                                       --------------------------------------------------------------------------
  REMUNERATION                                            5          10         15         20         25         30         35
  ------------                                         --------   --------   --------   --------   --------   --------   --------

    $15,000.........................................   $  1,125   $  2,250   $  3,375   $  4,500   $  5,625   $  6,750   $  7,875

     25,000.........................................      1,875      3,750      5,635      7,500      9,375     11,250     13,125

     35,000.........................................      2,625      5,250      7,875     10,500     13,125     15,750     18,375

     50,000.........................................      3,750      7,500     11,250     15,000     18,750     22,500     26,250

     75,000.........................................      5,625     11,250     16,875     22,500     28,125     33,750     39,375

    The pension plan benefit is determined by calculating 1.5 percent of the average of the plan participant's salary or wages up to $75,000 per year after November 1, 1992, and up to $50,000 per year before November 1, 1992, for each year of service. Estimated benefit amounts listed in the above table are not subject to any deduction for Social Security benefits or other offset amounts.

    The credited years of service under the retirement plan for each of the executive officers listed in the Summary Compensation Table are as follows:

Franklin A. Jacobs         37                                       Richard Hnatek             15

Darryl Rosser              7                                        Stephen L. Clanton         6

Paul Weintraub             4

                        INFORMATION AS TO STOCK OPTIONS

    The following table provides certain information as to option grants in fiscal 1995 to the persons named in the Summary Compensation Table.

                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS<F1>
                                     -------------------------------------------------------------------     POTENTIAL REALIZABLE
                                       NUMBER OF                                                              VALUE AT ASSUMED
                                       SECURITIES      PERCENT OF TOTAL                                     ANNUAL RATES OF STOCK
                                       UNDERLYING        OPTIONS/SARS                                        PRICE APPRECIATION
                                      OPTIONS/SARS        GRANTED TO       EXERCISE OR                       FOR OPTION TERM<F3>
                                        GRANTED           EMPLOYEES        BASE PRICE       EXPIRATION      --------------------
               NAME                     (#)<F2>         IN FISCAL YEAR      ($/SHARE)          DATE          5% ($)      10% ($)
                (A)                       (B)                (C)               (D)             (E)             (F)         (G)
               ----                  --------------    ----------------    -----------    --------------    -------      -------

Franklin A. Jacobs.................           --               --                --                   --           --         --

Stephen L. Clanton.................       22,000             13.5%            10.23        Dec. 18, 2004      141,501    358,592

Richard Hnatek.....................       22,000             13.5%            10.23        Dec. 18, 2004      141,501    358,592

Darryl Rosser......................       22,000             13.5%            10.23        Dec. 18, 2004      141,501    358,592

Paul Weintraub.....................        5,500              3.4%            10.23        Dec. 18, 2004       35,375     89,648

--------

<F1> See footnote 3 to the Summary Compensation Table on page 8.

<F2> Each option listed above was granted at fair market value on date of grant and is exercisable in 20 percent annual increments, beginning on the first anniversary date of grant and on each anniversary date thereafter. All options listed above expire ten years from date of grant, subject generally to earlier termination upon cessation of employment.

<F3> The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to expiration of their term using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

    The following table lists option exercises in fiscal 1995 and the value of options held as of the end of fiscal 1995 by the persons listed in the Summary Compensation Table.

                                       AGGREGATED OPTION/SAR EXERCISES IN LAST
                                  FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN-
                                                                        OPTIONS/SARS AT FISCAL    THE-MONEY OPTIONS/SARS
                                                                               YEAR-END             AT FISCAL YEAR-END
                                          SHARES                                 (#)                       ($)
                                       ACQUIRED ON           VALUE           EXERCISABLE/              EXERCISABLE/
                NAME                   EXERCISE (#)      REALIZED ($)       UNEXERCISABLE             UNEXERCISABLE
                (A)                      (B)<F1>              (C)              (D)<F1>                     (E)
                ----                   ------------      ------------   ----------------------    ------------------------

Franklin A. Jacobs..................        21,173            195,175        55,000/137,500           167,490/401,235

Stephen L. Clanton..................             0                  0        39,707/52,140            348,440/152,449

Richard Hnatek......................        23,097            211,880        11,660/52,140             39,000/152,449

Darryl Rosser.......................             0                  0        19,853/52,140            125,183/152,449

Paul Weintraub......................         2,310             18,672         5,500/7,590              16,750/35,875

--------

<F1> See footnote 3 to the Summary Compensation Table on page 8.

--------

                         COMPENSATION COMMITTEE REPORT

GENERAL POLICY

    The Company's executive compensation program is linked to corporate performance and returns to shareholders. To this end, the Company has developed a compensation strategy that ties a significant portion of executive compensation to the Company's success in meeting performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to link executive and shareholder interests through an equity-based plan and to provide compensation levels that recognize individual contributions as well as overall business results.

    Each year the Compensation Committee reviews the Company's overall executive compensation program in comparison to the Company's executive compensation, corporate performance, stock price appreciation and total return to shareholders to corporations of similar size. The annual compensation reviews permit an evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies.

    The Compensation Committee determines the compensation of corporate executives elected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Franklin A. Jacobs (the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Jacobs.

    The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Jacobs, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below. The Compensation Committee continues to monitor qualifying compensation paid to the Company's executive officers with respect to its deductibility under Section 162(m) of the Internal Revenue Code.

BASE SALARIES

    Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The comparative group is not limited to companies which comprise the published industry index shown in the Company's stock performance graph presented below.

    Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increase in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

    With respect to the base salary granted to Mr. Jacobs in fiscal 1995, the Compensation Committee took into account the Company's success in exceeding its net income and per-share book value in fiscal 1994, the increase in the market price of the Company's common stock and the assessment by the Compensation Committee of Mr. Jacob's individual performance. The Compensation Committee also took into account the longevity of Mr. Jacob's service to the Company and its belief that Mr. Jacobs is an excellent representative of the Company to the public by virtue of his stature in the industry. The Compensation Committee did not attribute specific values or weights to any of these factors. For the reasons listed above, Mr. Jacobs was granted an annual base salary, commencing January 1, 1995, of $489,000, representing an increase of approximately 10.9% over calendar year 1994.

ANNUAL BONUSES

    The Company's executive officers are eligible for annual cash bonuses under terms of the Company's Officer Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary to be paid if and to the extent annual projections for net earnings are met or exceeded. In light of the Company's earnings levels in fiscal 1995, the Compensation Committee recommended and the Board of Directors authorized a bonus of 15.2% of base salary for the Company's officers, except Mr. Jacobs, attributable to fiscal 1995. Mr. Jacobs did not participate in the Officer Bonus Plan for fiscal 1995 and, accordingly, did not receive a bonus for such fiscal year.

STOCK OPTIONS

    The granting of stock options is a key part of the Company's overall compensation program and is designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance.

    In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the recipient, timing or size of option grants. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature.

    An option granted to Mr. Jacobs in December 1994 to acquire 100,000 shares at $11.25 per share (the then market value of the Common Stock) was not accepted by and was rescinded at the request of Mr. Jacobs.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

James L. Hoagland, Chairman of Compensation Committee
Donald P. Gallop, Member
S. Lee Kling, Member
James Schneider, Member

                          FIVE YEAR TOTAL RETURN CHART

    The following chart compares the Company's cumulative yearly shareholder return over a five-year period, calculated monthly, with the NASDAQ Composite Index and a peer group index of public companies traded on NASDAQ that in the judgment of the Company manufacture and/or sell furniture and related products similar to those of the Company. The companies included in the index, in addition to Falcon Products, Inc. are: Chromcraft Revington, Inc.; Flexsteel Industries, Inc.; Miller Herman, Inc.; Hon Industries, Inc.; and Knape & Vogt Manufacturing Co.

    The chart assumes a $100 investment made November 2, 1990, and the reinvestment of all dividends.

                              [STOCK PRICE PERFORMANCE GRAPH]

                                                                     1990       1991       1992       1993       1994       1995
                                                                   --------   --------   --------   --------   --------   --------

    Falcon Products, Inc........................................   $ 100.00   $ 135.00   $ 325.00   $ 315.00   $ 331.30   $ 416.90

    NASDAQ Composite Index<F1>..................................   $ 100.00   $ 165.20   $ 187.00   $ 241.00   $ 241.80   $ 322.80

    Furniture Industrial........................................   $ 100.00   $ 109.30   $ 127.90   $ 195.70   $ 187.50   $ 200.70

--------

<F1> On December 6, 1995, the Common Stock was withdrawn by the Company from trading on the NASDAQ/ National Market System and, on that date, was listed and began trading on the New York Stock Exchange.
--------

                      TRANSACTIONS WITH ISSUER AND OTHERS

    Alan Peters, a director of the Company, is the President of A.P., Inc., a firm which provides consulting services to the Company pursuant to an Independent Contractor Agreement. The agreement, as heretofore amended, provides for base payments to A.P., Inc. of $50,000 per year. During fiscal 1995, payments of $50,000 were made to A.P., Inc. under the agreement. This agreement was extended effective November 1, 1995, and will expire at the end of fiscal 1996.

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

    Raynor E. Baldwin, a director of the Company, is President and sole stockholder of Woodsmiths, Incorporated, a manufacturer of table tops, which purchases products from the Company. During fiscal 1995, the Company received payments of $163,884 in connection with transactions with Woodsmiths, Incorporated.

    The Company believes that the terms and conditions of the transactions with affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company or written representations that no Form 5 reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1995.

               PROPOSAL 2--AMENDMENT OF THE FALCON PRODUCTS, INC.
                          CERTIFICATE OF INCORPORATION
                CONCERNING CLASSIFICATION OF THE BOARD DIRECTORS

    On December 11, 1995, the Board of Directors approved an amendment (the "Amendment") to the Company's Certificate of Incorporation that would provide for the division of the Board of Directors into three classes, with each class to be as nearly equal in number of directors as possible. The Amendment provides that each class of directors will serve a three-year staggered term, except for the initial year of classification at which time all the directors are to be elected to the class and for the term indicated herein. For more information about the election of directors, see Proposal 1--Election of Directors beginning on page 5. In addition, if the Amendment is approved by the stockholders, certain inconsistent By-law provisions will be deleted or amended. The text of the Amendment is attached hereto as Exhibit A.
                                                         ---------

    The adoption of the Amendment is subject to the approval of the Company's stockholders. If the Amendment is adopted, the Company's directors will be divided into three classes and three directors will be elected for a term expiring at the 1997 annual meeting of stockholders, three directors will be elected for a term expiring at the 1998 annual meeting of stockholders, and the remaining three directors will be elected for a term expiring at the 1999 annual meeting of stockholders (or, in each case, until their respective successors are duly elected and qualified). Starting with the 1997 annual meeting of stockholders, one class of directors will be elected each year for a three-year term. If the Amendment is not adopted, all nine directors will be elected for terms expiring at the 1997 annual meeting of stockholders or until their successors are duly elected and qualified.

    The Amendment also provides that any new director elected by the remaining directors to fill a vacancy on the Board will serve for the remainder of the full term of the class in which the vacancy occurred rather than, as the case is currently, until the next annual meeting of stockholders. It also provides that no decrease in the number of directors shall shorten the term of any incumbent director.

    A classified Board could moderate the pace of any change in control of the Board of Directors by extending the time required to elect a majority of the directors. At least two stockholder meetings, instead of one, will be required to effect a change in control of the Board. In addition, since the stockholders may cumulate their votes in the election of directors and there will be fewer directors to be elected at each annual meeting as a result of the Amendment, a greater number of shares will be required to ensure the election of a single director.

    The Board believes that the longer time required to elect the majority of a classified Board will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. Although the Company has had no difficulty in the past in maintaining continuity, the Board of Directors considered it advisable to provide the additional assurance of continuity that is afforded by the classification of directors.

    It should be noted also that the classification provision will apply to every election of directors, whether or not a change in the Board would be beneficial to the Company and its stockholders and whether or not a majority of the Company's stockholders believes that such a change would be desirable. Therefore, adoption of the Amendment may have significant effects on the ability of the stockholders of the Company to change the composition of the incumbent Board of Directors.

    Under Delaware corporation law, the affirmative vote of the holders of a majority of all of the Company's issued and outstanding shares of Common
Stock is required to adopt the Amendment to the Certificate concerning classification of the Board. The Amendment has been approved by the Board and, assuming requisite stockholder approval, will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE, WHICH IS ITEM 2 ON THE PROXY CARD.

               PROPOSAL 3--AMENDMENT OF THE FALCON PRODUCTS, INC.
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
      TO PROVIDE FOR THE IMMEDIATE EXERCISE OF OPTIONS GRANTED THEREUNDER

    The Company's Non-Employee Director Stock Option Plan (the "Director Stock Option Plan") is a formula plan providing for the grant of stock options to directors who are neither executive officers of the Company nor are otherwise compensated by the Company on the basis of employment or consulting arrangements. The Director Stock Option Plan is designed to provide additional incentives for directors to promote the success of the Company's business and to enhance the Company's ability to attract and retain the service of qualified directors.

    Under the Director Stock Option Plan, as amended and adjusted to reflect stock splits and stock dividends, non-employee directors are granted an option to acquire 1,650 shares of Common Stock on December 17 of each year (or, if such date is not a business day, the first business day after such date) at the closing sale price of the Common Stock on the New York Stock Exchange on the date of grant. Such options are exercisable in five installments, with 20 percent of the total shares underlying the option becoming available for exercise, on a cumulative basis, on the date of grant and on the first through the fourth anniversary dates thereof.

    The Board of Directors has approved the recomendation of the Compensation Committee to amend the Director Stock Option Plan so as to provide that each option previously and subsequently granted thereunder shall become exercisable in full or, from time to time, in part for a period of one year beginning with the date of a director's Retirement (as defined below), death or Disability (as defined below), but in no event after the termination of the term of the option. Options that are not exercised within such one-year period following Retirement, death or Disability will expire.

    Retirement shall mean the cessation of service as a director upon the director's resignation (if his term is unexpired) or the completion of his term (if he does not stand for reelection), in either case, only after the director has reached the age established in the By-laws after which a person is no longer eligible for election or appointment as a director (currently, 73). See "INFORMATION CONCERNING BOARD OF DIRECTORS" beginning on page 6 for a discussion of the by-law regarding the age limitation. Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

    As of January 16, 1995, options granted under the Director Stock Option Plan to acquire 24,090 shares of Common Stock were outstanding and not currently exercisable. Of such amount, options to acquire 3,630 shares were held by each of the following six non-employee directors--Messrs. Baldwin, Gallop, Hoagland, Kling, Liberman and Schneider, and options to acquire 2,310 shares were held by Mr. Hancock. The closing sale price of the Common Stock on January 15, 1996, as quoted on the New York Stock Exchange, was $12.75.

    The Board of Directors has recommended adoption of the proposed amendment based upon its belief that the amendment would eliminate the unfair application of the option exercise provisions of the Director Stock Option Plan to those directors approaching retirement age or, because of death or Disability, who are unable to continue to serve as a director of the Company.

    The following is a summary of the significant federal income tax consequences with respect to the receipt of options under the Director Stock Option Plan. This discussion is for purposes of general information only and does not address specific facts and circumstances that may apply to individual optionees. All persons who receive awards under the Director Stock Option Plan should consult their own tax advisor to determine the particular tax consequences to them of the receipt and exercise of options.

    The taxation of options granted under the Director Stock Option Plan (considered nonqualified stock options for tax purposes) is determined under
Section 83 of the Code. Optionees will not recognize taxable income at the time such an option is granted. Upon exercise of an option, the optionee generally will recognize ordinary income in an amount equal to the difference between the aggregate exercise price of the shares as to which the option is being exercised and the aggregate fair market value of such shares as of the exercise date. Income recognition is generally deferred with respect to options exercised within six months of the date of grant until the expiration of such six-month period. The amount of ordinary income realized by the optionee will be deductible by the Company at the same time that the optionee is required to recognize ordinary income.

    The optionee's basis in shares acquired upon exercise of an option is the amount taxed as ordinary income, if any, plus the cost of the shares to the optionee (i.e., the exercise price). The holding period for determining whether capital gain or loss realized on a subsequent sale of the shares is long-term or short-term begins on the date the option is exercised.

    Approval of the amendment to the Director Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote thereon.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN, WHICH IS ITEM 3 ON THE PROXY CARD.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended October 28, 1995, has been selected as its independent public accountants for the fiscal year ending November 2, 1996. Representatives of Arthur Andersen LLP are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

    The Annual Report of the Company for fiscal 1995 accompanies this Notice of Annual Meeting and Proxy Statement.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

    All proposals of security holders intended to be presented at the 1997 annual meeting of stockholders must be received by the Company not later than October 4, 1996, for inclusion in the Company's 1997 proxy statement and form of proxy relating to the 1997 annual meeting.

                                 OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

                                 MISCELLANEOUS

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

    Stockholders are urged to mark, sign and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, FALCON PRODUCTS, INC., 9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132.

                                      By Order of the Board of Directors

                                              MICHAEL J. DRELLER
                                                   Secretary

St. Louis, Missouri
February 1, 1996

                                                                       EXHIBIT A

                       AMENDMENT TO FALCON PRODUCTS, INC.
                          CERTIFICATE OF INCORPORATION

    "RESOLVED, that the Certificate of Incorporation of the Company be amended by the addition of an Article thereto, to be numbered ELEVENTH, to read as follows:

    ELEVENTH: The number of directors of the corporation which shall constitute the Board of Directors shall be nine, but such number may thereafter be changed from time to time by resolution of the Board of Directors; provided, however, that the number of the directors of the corporation shall not be less than three. The Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated Class A, Class B and Class C. The class of each of the directors elected at the 1996 annual meeting of stockholders (the "1996 Meeting") shall be designated by the Board. The term of office of each member then designated as a Class A director shall expire at the annual meeting of stockholders next ensuing the 1996 Meeting, that of each member then designated as a Class B director at the annual meeting of stockholders one year thereafter, and that of each member then designated as a Class C director at the annual meeting of stockholders two years thereafter. At each annual meeting of stockholders held after the election and classification of the Board of Directors at the 1996 Meeting, directors elected to succeed those whose terms then expire shall be elected for a term of three years expiring at the third succeeding annual meeting thereafter and until their respective successors are elected and have qualified or until their earlier displacement from office by resignation, removal or otherwise. If the number of directors has changed, any increase or decrease in the number of directors shall be apportioned by the Board among the classes so that the number of directors in each class remain as nearly equal as possible; provided, however, that no decrease in the number of directors shall shorten the term of any incumbent director. Subject to the rights, if any, of the holders of any class of capital stock of the corporation other than common stock then outstanding, any vacancies in the Board of Directors that occur for any reason prior to the expiration of the term of office of the class in which the vacancy occurs, including vacancies that occur by reason of an increase in the number of directors, may be filled only by the Board of Directors of the corporation, acting by the affirmative vote of a majority of the remaining directors then in office (even if less than quorum). A director elected to fill a vacancy shall hold office during the term to which his predecessor had been elected and until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal. Directors need not be stockholders."

                             FALCON PRODUCTS, INC.

            9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS, MARCH 14, 1996

    The undersigned hereby appoints Franklin A. Jacobs and Michael J. Dreller, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Annual Meeting of Stockholders of Falcon Products, Inc., to be held on Thursday, March 14, 1996, commencing at 4:00 p.m., at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present for the purpose of considering and taking action upon the following as more fully set forth in the Proxy Statement of the Company dated February 1, 1996.

1. Election of Class A, Class B and Class C Directors:
   / /  FOR all nominees listed below  / / WITHHOLD AUTHORITY to vote for ALL
       (except as marked to the            nominees listed below
       contrary below)

            CLASS A: James L. Hoagland, Lee M. Liberman, Alan Peters
           CLASS B: Raynor E. Baldwin, James Schneider, Darryl Rosser
          CLASS C: Donald P. Gallop, Franklin A. Jacobs, S. Lee Kling

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)

--------------------------------------------------------------------------------

2. Amendment to the Falcon Products, Inc. Certificate of Incorporation:

          / /  FOR        / /  AGAINST        / /  ABSTAIN

3. Amendment to the Falcon Products, Inc. Non-Employee Director Stock Option
   Plan:

          / /  FOR        / /  AGAINST        / /  ABSTAIN

4. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournments thereof.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS IN ALL CLASSES UNDER PROPOSAL 1, FOR
                                                                            ---
PROPOSAL 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO
            ---
THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

    The undersigned hereby acknowledges receipt of copies of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 1, 1996 and the Annual Report of the Company for fiscal 1995.

Dated: ______________________ 1996






                                    -------------------------------------------

                                    -------------------------------------------
                                    Please sign name(s) exactly as it appears on this proxy. In the case of joint holders, all should sign. If executed by a corporation, this proxy should be signed by a duly authorized officer. Executors, administrators and trustee should so indicate when signing. If executed by a partnership, this proxy should be signed by an authorized partner.

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                              THE ENCLOSED ENVELOPE.

                                     APPENDIX
                                     --------

      The information contained in the Stock Performance Graph is restated in the table that immediately follows the graph.